LIFECELL CORPORATION
               SECOND AMENDED AND RESTATED 1992 STOCK OPTION PLAN

                               SEPTEMBER 19, 1994


        1. PURPOSE. This Second Amended and Restated 1992 Stock Option Plan (this "Plan") of LifeCell Corporation, a Delaware corporation (the "Company"), is adopted for the benefit of certain individuals who have substantial responsibility for the Company's management and growth, and is intended to advance the interests of the Company by providing these individuals with additional incentive by increasing their proprietary interest in the success of the Company and thereby encouraging them to remain in its employ or affiliation.

        2. ADMINISTRATION. This Plan shall be administered by a committee to be appointed by the Board of Directors of the Company (the "Committee"), which Committee shall consist of not less than two members of the Board of Directors, who for a period of at least one year prior to being appointed to the Committee and at all times during service on the Committee shall not have been granted or awarded equity securities of the Company pursuant to this Plan or any other plan of the Company (other than pursuant to a plan of the Company that would not cause such Committee member to lose his status as a disinterested person as defined in Rule 16b-3(c)(2)(i) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act")). The Board of Directors of the Company shall have the power from time to time to add or remove members of the Committee, and to fill vacancies thereon arising by resignation, death, removal, or otherwise. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under this Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of this Plan, or as to options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. When appropriate, this Plan shall be administered in order to qualify certain of the Options granted hereunder as "incentive stock options" described in Section 422 of the Internal Revenue Code of 1986, as amended.

        3. OPTION SHARES. The stock subject to the Options and other provisions of this Plan shall be shares of the Company's Common Stock, $.001 par value (the "Common Stock"). The total amount of Common Stock with respect to which Options may be granted shall not exceed in the aggregate 530,254 shares, PROVIDED that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 17 hereof. Such shares may be treasury shares or authorized but unissued shares.

        In the event that any outstanding Option for any reason shall expire or terminate by reason of the death or severance of employment of the optionee, the surrender of any such Option, or any other cause, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under this Plan.

        4. AUTHORITY TO GRANT OPTIONS. The Committee may grant the following options from time to time to such eligible individuals of the Company as it shall from time to time determine:

               (a) "Incentive Stock Options". The Committee may grant to an eligible employee an Option, or Options, to buy a stated number of shares of Common Stock under the terms and conditions of this Plan, so that the Option will be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

               (b) "Non-incentive Stock Options". The Committee may grant to an eligible individual an Option, or Options, to buy a stated number of shares of Common Stock under the terms and conditions of this Plan, even though such Option or Options would not constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

        Each option granted shall be approved by the Committee. Subject only to any applicable limitations set forth in this Plan, the number of shares of Common Stock to be covered by an Option shall be as determined by the Committee.

        5. ELIGIBILITY. The individuals who shall be eligible to receive incentive stock options under this Plan shall be such full-time key employees, including officers and directors if they are employees, of the Company, or of any parent or subsidiary corporation, as the Committee shall determine from time to time, PROVIDED, that no such employee who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation shall be eligible to receive an incentive stock option unless at the time that it is granted the option price is at least 110% of the fair market value of Common Stock at the time the Option is granted and the Option by its own terms is not exercisable after the expiration of five years from the date such Option is granted.

        For the purposes of the preceding paragraph, an employee will be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust will be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Except as otherwise provided, for all purposes of this Plan the term "parent corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, on the date of grant of the Option in question, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and the term "subsidiary corporation" shall mean any corporation in an unbroken chain of corporations beginning with the Company if, on the date of grant of the Option in question, each of the corporations, other than the last corporation in the chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        The individuals who shall be eligible to receive non-incentive stock options shall be such individuals as the Committee shall determine from time to time.

        No individual shall be eligible to receive an Option under this Plan while the individual is a member of the Committee.

        6. OPTION PRICE. The price at which shares may be purchased pursuant to an Option, whether it is an incentive stock option or a non-incentive stock option, shall be not less than the fair market value of the shares of Common Stock on the date such Option is granted and the Committee in its discretion may provide that the price at which shares may be so purchased shall be more than such fair market value. In the case of any employee described in Paragraph 5 who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation (described in Paragraph 5), the option price at which shares may be so purchased pursuant to any Option which is an incentive stock option granted hereunder shall be not less than 110% of the fair market value of the Common Stock on the date such Option is granted.

        7. DURATION OF OPTIONS. No Option which is an incentive stock option shall be exercisable after the expiration of ten years from the date such Option is granted; and the Committee in its discretion may provide that such Option shall be exercisable throughout such ten-year period or during any lesser period of time commencing on or after the date of grant of such Option and ending upon or before the expiration of such ten-year period. In the case of any employee who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation (described in Paragraph 5), no Option which is an incentive stock option shall be exercisable after the expiration of five years from the date such Option is granted. No Option which is a non-incentive stock option shall be exercisable after the expiration of ten years from the date such Option is granted; and the Committee in its discretion may provide that such Option shall be exercisable throughout such ten-year period or during any lesser period of time commencing on or after the date of grant of such Option and ending upon or before the expiration of such ten-year period.

        8. MAXIMUM VALUE OF STOCK SUBJECT TO OPTIONS WHICH ARE INCENTIVE STOCK OPTIONS. Notwithstanding any other provisions of this Plan to the contrary, the aggregate fair market value (determined as of the date the Option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the optionee in any calendar year (under this Plan and any other incentive stock option plan(s) of the Company and any parent and subsidiary corporation(s) thereof) shall not exceed $100,000.

        9. AMOUNT EXERCISABLE. Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, in such manner and subject to such conditions as the Committee in its discretion may provide in the option agreement. However, the Committee in its absolute discretion may accelerate the time at which any outstanding Option may be exercised.

        10. EXERCISE OF OPTIONS. Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with: (i) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of such shares, (ii) Common Stock at the fair market value on the date of exercise, or (iii) any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for such shares are to be mailed. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the optionee's name; provided that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified pursuant to this Paragraph 10.

        11. TAX WITHHOLDING. The Company shall be entitled to deduct from other compensation payable to each employee any sums required by federal, state or local tax law to be withheld with respect to the grant or exercise of an Option. In the alternative, the Company may require the employee (or other individual exercising the Option) to pay the sum directly to the Company. If the employee (or other individual exercising the Option) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within ten days after the date of exercise. The Company shall have no obligation upon exercise of any Option until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise is sufficient to cover all sums due with respect to that exercise. The Company shall not be obligated to advise an employee of the existence of the tax or the amount which the employer corporation will be required to withhold.

        12. TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution.

        13. TERMINATION OF EMPLOYMENT OR AFFILIATION OR DEATH OF OPTIONEE. Except as may be otherwise expressly provided herein, Options shall terminate on the earlier of the date of the expiration of the Option or one day less than three months after the date of the severance, upon severance of the employment or affiliation relationship between the Company and the optionee for any reason, for or without cause, other than death. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment or affiliation relationship between the Company and the optionee shall be determined by the Committee at the time thereof. In the event of the death of the holder of an Option while in the employ or affiliation of the Company and before the date of expiration of such Option, such Option shall terminate on the earlier of such date of expiration or six months following the date of such death. After the death of the optionee, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the Option, in whole (subject to the provisions of Paragraph 8 hereof, but without regard to any limitations set forth in or imposed pursuant to Paragraph 9 hereof) or in part. An employment or affiliation relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by or affiliated with the Company, by any parent or subsidiary corporation, by a corporation issuing or assuming a common stock option in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended, applies, or by a parent or subsidiary corporation of such corporation issuing or assuming a stock option (and for this purpose, the phrase "corporation issuing or assuming a stock option" shall be substituted for the word "Company" in the definitions of parent and subsidiary corporations specified in Paragraph 5 of this Plan, and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a)).

        14. REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or the Company of any provisions of any law or regulation of any governmental authority. Each Option granted under this Plan shall be subject to the requirements that, if at any time the Board of Directors of the Company or the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representations shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, as amended, (the "Securities Act") the Company may imprint on the certificate for such shares the following legend or any other legend which counsel for the Company considered necessary or advisable to comply with the Securities Act:

        "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act (as now in effect or as hereafter amended) and, in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation or any governmental authority.

        15. NO RIGHTS AS STOCKHOLDER. No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 17 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

        16. EMPLOYMENT OR AFFILIATION OBLIGATION. The granting of any Option shall not impose upon the Company any obligation to employ or affiliate with or continue to employ or affiliate with any optionee; and the right of the Company to terminate the employment or affiliation of any officer, employee or other individual shall not be diminished or affected by reason of the fact that an Option has been granted to him.

        17. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class or classes of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment, disregarding any fractional shares; and (b) the number and class of shares then reserved for issuance under this Plan shall be adjusted by substituting for the total number and class of shares of stock then reserved for the number and class or classes of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment, disregarding any fractional shares.

        If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan, or if any "person" (as that term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing greater than 50% of the combined voting power of the Company's then outstanding securities, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or other disposition, or change in beneficial ownership, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Common Stock, the number and class or classes of shares of such stock or other securities or property to which such holder would have been entitled if, immediately prior to such merger, consolidation, liquidation, sale or other disposition, or change in beneficial ownership, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option may be exercised; (ii) the Board of Directors may waive any limitations set forth in or imposed pursuant hereto so that all Options, from and after a date prior to the effective date of such merger, consolidation, liquidation, sale or other disposition, or change in beneficial ownership, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any such merger, consolidation, liquidation, sale or other disposition or change in beneficial ownership.

        Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

        18. SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company, or whose employer is about to become a parent or subsidiary corporation, conditioned in the case of an incentive stock option upon the employee becoming an employee as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50% of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are incentive stock options, no such variation shall be such as to affect the status of any such substitute option as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended.

        19. AMENDMENT OR TERMINATION OF PLAN. The Board of Directors may modify, revise or terminate this Plan at any time and from time to time, PROVIDED that without the further approval of the holders of at least a majority of the outstanding shares of voting stock, or if the provisions of the corporate charter, by-laws or applicable state law prescribe a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, the Board of Directors may not (a) increase the aggregate number of shares which may be issued under Options granted pursuant to the provisions of this Plan; (b) materially increase the benefits accruing to participants under this Plan; (c) change the class of employees eligible to receive incentive stock options; or (d) materially modify the requirements as to eligibility for participation in this Plan, PROVIDED, FURTHER, that the Board shall have the power to make such changes in this Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Option granted pursuant to this Plan to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations which may be issued thereunder as in existence from time to time. All Options granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Options outstanding under this Plan at the time of such amendment, modification or revision. In the event this Plan is terminated by action of the Board of Directors, all Options outstanding under this Plan may be terminated.

        20. WRITTEN AGREEMENT. Each Option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the optionee and by the appropriate officer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

        21. INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. The Company will, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Option or Options granted hereunder by reason of the fact that such person is or was at any time a director of the Company or a member of the Committee against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding. This right of indemnification will inure to the benefit of the heirs, executors and administrators of each such person and is in addition to all other rights to which such person may be entitled by virtue of the by-laws of the Company or as a matter of law, contract or otherwise.

        22. EFFECTIVE DATE OF PLAN. This Plan shall become effective and shall be deemed to have been adopted on January 17, 1992, if within one year of that date it shall have been approved by the holders of at least a majority of the outstanding shares of voting stock of the Company voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribe a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders. No Options shall be granted pursuant to this Plan after January 16, 2002.

                                FIRST AMENDMENT
                                       TO
                              LIFECELL CORPORATION
               SECOND AMENDED AND RESTATED 1992 STOCK OPTION PLAN

                    ADOPTED BY THE BOARD OF DIRECTORS MARCH 15, 1996
                                      AND
                        BY THE STOCKHOLDERS MAY 20, 1996

     1. Paragraph 3 of the LifeCell Corporation Second Amended and Restated 1992 Stock Option Plan is hereby deleted in its entirety and replaced by the following:

          3. OPTION SHARES. The stock subject to the Options and other provisions of this Plan shall be shares of the Company's Common Stock, $.001 par value (the "Common Stock"). The total amount of Common Stock with respect to which Options may be granted shall not exceed in the aggregate 750,000, PROVIDED that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 17 hereof. Such shares may be treasury shares or authorized but unissued shares.

          In the event that any outstanding Option for any reason shall expire or terminate by reason of the death or severance of employment of the optionee, the surrender of any such Option, or any other cause, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under this Plan.

     2. Except as expressly amended by this First Amendment, the LifeCell Corporation Second Amended and Restated 1992 Stock Option Plan shall continue in full force and effect in accordance with its terms.